September 5, 2025
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	The Prudential Variable Contract Account-11
(File No. 811-03422)

The MEDLEY Program
(File No. 002-76581)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-11 (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

The Prudential Series Fund	811-03623

If you have any questions regarding this filing, please contact me at Elaina.Ditillo@empower.com.

Sincerely,

/s/ Elaina Ditillo
Elaina Ditillo, as agent for The Prudential Insurance Company of America